Transactions with Officers and Directors	12 Months Ended
Sep. 30, 2014
Transactions with Officers and Directors [Abstract]
Transactions with Officers and Directors

Note 19—Transactions with Officers and Directors

The Bank has had, and may be expected to have in the future, banking transactions in the ordinary course of business with its officers, directors, and their immediate families (commonly referred to as “related parties”), on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-related parties. These persons were indebted to the bank for loans totaling $3.96 million at September 30, 2014 and $2.47 million September 30, 2013, respectively. During the year ended September 30, 2014, $1.58 million of new loans were made to and $92 thousand of repayments were made by related parties. During the year ended September 30, 2013, $3.5 million of new loans were made and $1.3 million of repayments were made.